Store Lease Exit Costs and Impairment Charges	12 Months Ended
Dec. 28, 2013
Store Lease Exit Costs and Impairment Charges [Abstract]
Store Lease Exit Costs and Impairment Charges
Store Lease Exit Costs and Impairment Charges
Impairment Write-Downs  Safeway recognized impairment charges on the write-down of long-lived assets of $35.6 million in 2013, $33.6 million in 2012 and $33.1 million in 2011. These charges are included as a component of operating and administrative expense.
Store Lease Exit Costs  The reserve for store lease exit costs includes the following activity for 2013, 2012 and 2011 (in millions):

	2013	2012	2011
Beginning balance	$76.5	$77.0	$94.0
Provision for estimated net future cash flows of additional closed stores (1)	6.1	19.4	2.8
Provision for estimated net future cash flows of Dominick's closed stores (2)	113.6	—	—
Net cash flows, interest accretion, changes in estimates of net future cash flows	(15.2)	(19.9)	(19.8)
Ending balance	$181.0	$76.5	$77.0

(1)
Estimated net future cash flows represents future minimum lease payments and related ancillary costs from the date of closure to the end of the remaining lease term, net of estimated cost recoveries that may be achieved through subletting properties or through favorable lease terminations.

(2)	Estimated net future cash flows for Dominick's stores closed during the fourth quarter of 2013.
Store lease exit costs are included as a component of operating and administrative expense, with the exception of Dominick's locations closed in the fourth quarter of 2013 which are included in the loss on disposal of operations. For all stores, the liability is included in accrued claims and other liabilities.